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                                                                EXHIBIT 10.3


                                THIRD AMENDMENT

                                       TO

                         REGISTRATION RIGHTS AGREEMENT


         This THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Third Amendment") is entered into as of April 11, 1996 by and among Capstone Pharmacy Services, Inc., f/k/a Choice Drug Systems, Inc. (the "Company"), the Initial Investors, the Secondary Investors and the Additional Investors to amend that certain Registration Rights Agreement dated May 22, 1995 by and among the Company and the Initial Investors, as amended (the "Registration Rights Agreement"). Terms used but not defined herein shall have the meaning set forth in the Registration Rights Agreement.

         WHEREAS, the Company is currently making a private placement of up to 3,000,000 shares of common stock (the "Private Offering") to certain investors, and in connection therewith the Company desires to allow the exercise by the Initial Investors, the Secondary Investors and the Additional Investors of their demand rights at an earlier date, and to have such Investors waive the six-month restriction period on certain registrations set forth in Section 2(e); and

         WHEREAS, the Initial Investors, the Secondary Investors and the Additional Investors holding at least two- thirds of the securities that are subject to the Registration Rights Agreement are being asked to consent to this Third Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Registration Rights Agreement as follows:

         1. Paragraph 2(e) of the Registration Rights Agreement (captioned "Other Registrations") shall be deleted in its entirety.

         2. Paragraph 3(a) of the Registration Rights Agreement shall be amended by deleting the date "December 16, 1996" and substituting the date "October 15, 1996".

         3. Except as specifically amended by this Third Amendment, the Registration Rights Agreement and its provisions shall remain in full force and effect. This Third Amendment may be executed in any number of counterparts, each of which when so





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executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         4. This Third Amendment shall be effective upon its execution by the Initial Investors, the Secondary Investors and the Additional Investors holding at least two-thirds of the securities that are subject to the Registration Rights Agreement.

         IN WITNESS WHEREOF, the Company and the Investors have caused this Amendment to be entered into and effective as of the date first above written.

                                   CAPSTONE PHARMACY SERVICES, INC.



                                   By:
                                            --------------------------------

                                   Title:
                                            --------------------------------


                                   Signature of Investor and Printed Name




                                   -----------------------------------------
                                   Signature

                                   -----------------------------------------
                                   Name (Type or Print)
                                   Address:
                                            --------------------------------

                                   -----------------------------------------

                                   -----------------------------------------
                                   Social Security or FEIN Number:
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